UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 11, 2017

WMIH Corp.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-14667	91-1653725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

FIFTH AVENUE PLAZA 800 FIFTH AVENUE, SUITE 4100 SEATTLE, WASHINGTON		98104
(Address of Principal Executive Offices)		(Zip Code)

(206) 922-2957

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 6 – Asset-Backed Securities

Item 6.02 Change of Servicer or Trustee.

On August 18, 2016, The Law Debenture Company of New York (“Law Debenture Company”), trustee (the “Trustee”) under the Indenture, dated as of March 19, 2012, by and between WMI Holdings Corp. (now known as WMIH Corp., the “Company”) and the Trustee, as amended by the First Supplemental Indenture, dated as of May 11, 2015, pertaining to $20 million aggregate principal amount of the Company’s 13% Senior Second Lien Notes due 2030  (the “Second Lien Indenture”), announced the transfer of substantially all of its corporate trust business to Delaware Trust Company (“Delaware Trust”).  On January 5, 2017, Law Debenture Company notified the Company that the acquisition had been completed and that Delaware Trust had become the successor trustee and succeeded to the duties of Law Debenture Company as trustee under the Second Lien Indenture.  Delaware Trust is a wholly owned subsidiary of Corporation Service Company and is licensed as a trust company in the state of Delaware and headquartered in Wilmington, Delaware.  Delaware Trust has been engaged in the trust industry for more than a decade and serves in excess of 2,000 clients worldwide, representing more than $250 billion in assets under administration.

Cautionary Statement Regarding Forward-Looking Statements

This Form 8-K and the exhibits include forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact included in this report that address activities, events, conditions or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. Forward-looking statements give our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business and these statements are not guarantees of future performance. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements may include the words “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “strategy,” “future,” “opportunity,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. These risks are identified and discussed in the Company’s Form 10-K for the year ended December 31, 2015 under Risk Factors in Part I, Item 1A and the Company’s Form 10-Q for the quarterly period ended September 30, 2016 under Risk Factors in Part II, Item 1A. These risk factors will be important to consider in determining future results and should be reviewed in their entirety. These forward-looking statements are expressed in good faith and we believe there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and we do not undertake to update any forward-looking statement, except as required by law. Readers should carefully review the statements set forth in the reports, which the Company has filed or will file from time to time with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WMIH CORP.
(Registrant)

Date: January 11, 2017	By:	/s/ Charles Edward Smith
Name: Charles Edward Smith
Title: Executive Vice President

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